EXHIBIT 10.2

                       FIRST AMENDMENT TO CREDIT AGREEMENT


        This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of July 1, 2004, is entered into among (1) POINT.360, a California corporation (the "Borrower"), (2) the several banks and other financial institutions parties to the Credit Agreement referred to below (the "Lenders") and (3) UNION BANK OF CALIFORNIA, N.A. ("UBOC"), as agent for the Lenders (in such capacity, the "Agent").

                                    RECITALS

        A. The Borrower, the Lenders and the Agent have entered into that certain Credit Agreement dated as of March 12, 2004 (the "Credit Agreement"). Capitalized terms used herein and not defined shall have the meanings ascribed to them in the Credit Agreement.

        B. The Borrower desires to acquire (the "IVC Acquisition") all of the issued and outstanding capital stock of International Video Conversions, Inc., a California corporation ("IVC"), under that certain Stock Purchase Agreement dated as of June 23, 2004 by and among the Borrower, IVC and the stockholders of IVC identified therein (such Agreement, as it may be amended, the "IVC Stock Purchase Agreement").

        C. The Borrower has requested that the Lenders amend the Credit Agreement to provide for an additional term loan facility for the purpose of facilitating the IVC Acquisition, as well as make certain other changes to the Credit Agreement. The Lenders have agreed to the foregoing requests, subject to the terms and conditions set forth herein.

        NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree as follows:

        SECTION 1. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

        (a) The following new definitions are added to Section 1.1 of the Credit Agreement, in each case in appropriate alphabetical order:

        "Aggregate Term Loan B Commitment": the sum of the Term Loan B Commitments set forth on the signature pages hereof.

        "Aggregate Term Loan Commitment": the sum of the Aggregate Term Loan A Commitment and the Aggregate Term Loan B Commitment.

        "Aggregate Total Commitment": the sum of the Aggregate Revolving Loan Commitment and the Aggregate Term Loan Commitment.

        "Commitment": a Revolving Loan Commitment or a Term Loan Commitment, as applicable.

        "First Amendment": that certain First Amendment to Credit Agreement dated as of July 1, 2004 among the Borrower, the Lenders and the Agent.

        "First Amendment Closing Date": the date on which all conditions to effectiveness of the First Amendment have been satisfied.

        "IVC": International Video Conversions, Inc., a California corporation.

        "IVC Acquisition": the Borrower's acquisition of all of the issued and outstanding capital stock of IVC under the IVC Stock Purchase Agreement.

        "IVC Stock Purchase Agreement": the Stock Purchase Agreement dated as of June 23, 2004 by and among the Borrower, IVC and the stockholders of IVC identified therein.

        "Term B Note": as defined in Section 2.18(c).

        "Term B Reduction Installment": as defined in Section 2.18(d).

        "Term Loan": as applicable, a Term Loan A or a Term Loan B; and "Term Loans" means the aggregate of all Term Loan As and all Term Loan Bs, as applicable, outstanding at any given time.


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        "Term Loan B" or "Term B Loan": a term loan made to the Borrowers by the
Term Loan B Lenders on the First  Amendment  Closing  Date  pursuant  to Section
2.18.

        "Term Loan B Commitment": the commitment of a Lender listed on the signature pages hereof to make a Term Loan B hereunder through its Applicable Lending Office as set forth on the signature pages hereof, as the same may be adjusted pursuant to the provisions hereof.

        "Term Loan B Maturity Date": July 1, 2009, or such earlier date as the Term Loan B Commitments shall expire in accordance with the terms hereof (whether by acceleration or otherwise).

        "Term Loan B Commitment Percentage": with respect to each Term Loan B Lender, the percentage equivalent of the ratio which such Term Loan B Lender's Term Loan B Commitment bears to the Aggregate Term Loan B Commitment.

        "Term Loan B Lender": each Lender having a Term Loan B Commitment or a Term Loan B outstanding.

        "Term Loan Commitment": a Term Loan A Commitment or a Term Loan B Commitment, as applicable.

        "Term Loan Commitment Percentage": a Term Loan A Commitment Percentage or a Term Loan B Commitment Percentage, as applicable.

        "Term Loan Lender": each Lender having a Term Loan Commitment or Term Loans outstanding.

        "Term Note": a Term A Note or a Term B Note.

        (b) The following definitions in Section 1.1 of the Credit Agreement are hereby restated to read in full as follows, in each case in appropriate alphabetical order:

        "Commitment Percentage": a Revolving Loan Commitment Percentage or a Term Loan Commitment Percentage, as applicable.

        "Loan": a Revolving Loan or a Term Loan, as applicable; and "Loans" means the aggregate of all Revolving Loans and all Terms Loans, as applicable, outstanding at any given time.

        "Note": a Revolving Note or a Term Note; and "Notes" means the aggregate of all Revolving Notes and all Term Notes.

        (c) The definition of "Permitted Acquisition" contained in Section 1.1 of the Credit Agreement is amended by adding a proviso immediately prior to the period at the end of such definition as follows: "; provided, that up to $7,000,000 of the initial purchase price set forth in Section 2.2 of the IVC Stock Purchase Agreement shall not be applied to such $9,000,000 limit (it being understood that all Earn-out Payments made pursuant to Section 2.3 of the IVC Stock Purchase Agreement shall continue to be applied to such limit); provided, further, that, notwithstanding the foregoing, until the Agent has received the Borrower's annual financial statements and Covenant Compliance Certificate for the fiscal year ending December 31, 2004, as required by Sections 5.1(b) and 5.2(a) of this Agreement, the Borrower shall not, and shall not permit any Subsidiary to, consummate any other Acquisition without the prior written consent of all Lenders".

        (d) In connection with Section 1.1 and Section 2.2 of the Credit Agreement, the parties hereto agree that all references to "Aggregate Available Term Loan Commitment," "Aggregate Term Loan Commitment," "Available Term Loan Commitment," "Final Term Loan Maturity Date," "Term Loan," "Term Loan Commitment," "Term Loan Commitment Expiration Date," "Term Loan Commitment
Percentage," "Term Loan Lender" and "Term Note" in the Credit Agreement, the Exhibits thereto and each other Loan Document prior to the effectiveness of the First Amendment shall be deemed to refer to "Aggregate Available Term Loan A Commitment," "Aggregate Term Loan A Commitment," "Available Term Loan A Commitment," "Final Term Loan A Maturity Date," "Term Loan A," "Term Loan A Commitment," "Term Loan A Commitment Expiration Date," "Term Loan A Commitment Percentage," "Term Loan A Lender" and "Term Note A," respectively.

        (e) Section 2.5(d) of the Credit Agreement is hereby amended and restated to read in full as follows:


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        "(d) If at any time the  aggregate  principal  amount  of all  Revolving
Loans and Letters of Credit outstanding exceeds (i) the Borrowing Base (plus any Overadvance Borrowings permitted at such time pursuant to Section 2.1(a)) or
(ii) the Aggregate Revolving Loan Commitment, the Borrower shall immediately, without notice or request by the Agent, prepay the Revolving Loans (together with accrued interest to the date of prepayment on the principal amount prepaid and any payments required pursuant to Section 2.15) in an aggregate amount equal to such excess. If at any time prior to the Term Loan A Commitment Expiration Date the aggregate principal amount of all Term A Loans outstanding exceeds the Aggregate Term Loan A Commitment, the Borrower shall immediately, without notice or request by the Agent, prepay the Term A Loans (together with accrued interest to the date of prepayment on the principal amount prepaid and any payments required pursuant to Section 2.15) in an aggregate amount equal to such excess. If at any time prior to the Term Loan B Maturity Date the aggregate principal amount of all Term B Loans outstanding exceeds the Aggregate Term Loan B Commitment, the Borrower shall immediately, without notice or request by the Agent, prepay the Term B Loans (together with accrued interest to the date of prepayment on the principal amount prepaid and any payments required pursuant to
Section 2.15) in an aggregate amount equal to such excess."

        (f) The first sentence of Section 2.5(e) of the Credit Agreement is hereby amended and restated to read in full as follows: "(e) Each prepayment of the Loans pursuant to this Section 2.5 shall be applied first, to the outstanding principal balance of the Term A Loans and the Term B Loans on a pro rata basis (and, with respect to applications to the Term A Loans, by applying such amount to the Original Term Loan Amortization Schedule and each Subsequent Term Loan Amortization Schedule on a pro rata basis), in each case in inverse order of maturity, second, to the outstanding principal balance of Revolving Loans (with no reduction in the Aggregate Revolving Loan Commitment) and third, to make a Cash Collateral Deposit with respect to outstanding Letters of Credit."

        (g) A new Section 2.18 is added to the Credit Agreement to read as follows:

        "2.18 Term B Loans; Term B Loan Commitments.

        (a) Subject to the terms and conditions hereof, each Term Loan B Lender severally agrees to make a Term Loan B to the Borrower on the First Amendment Closing Date in an aggregate principal amount equal to the amount of the Term Loan B Commitment of such Term Loan B Lender. After the funding of the Term Loan B on the First Amendment Closing Date, the Term Loan B Commitments shall expire.

        (b) Subject to Sections 2.10 and 2.12, the Term B Loans may from time to time be (i) LIBOR Loans, (ii) Reference Rate Loans or (iii) a combination thereof, as determined by the Borrower and notified to the Agent in accordance with either Section 2.2(e) or 2.6. Each Term Loan B Lender may make or maintain its Term B Loan to the Borrowers by or through any Applicable Lending Office.

        (c) The Term Loan B made by each Term Loan B Lender to the Borrower shall be evidenced by a promissory note of the Borrower, substantially in the form of Exhibit A-3 (a "Term B Note"). Each Term B Note shall include appropriate insertions therein as to payee, date and principal amount, shall be payable to the order of the applicable Term Loan B Lender and shall represent the obligation of the Borrower to pay the aggregate unpaid principal amount of the Term Loan B made by such Term Loan B Lender to the Borrower pursuant to
Section 2.18(a), with interest thereon as prescribed in Sections 2.8 and 2.9. Each Term Loan B Lender is hereby authorized (but not required) to record the date and amount of each payment or prepayment of principal of its Term Loan B made to the Borrower, each continuation thereof, each conversion of all or a portion thereof to another Type and, in the case of LIBOR Loans, the length of each Interest Period with respect thereto, in the books and records of such Term Loan B Lender, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded. The failure of any Term Loan B Lender to make any such recordation or notation in the books and records of the Term Loan B Lender (or any error in such recordation or notation) shall not affect the obligations of the Borrower hereunder or under the Term B Notes. Each Term B Note shall (i) be dated the First Amendment Closing Date, (ii) provide for the payment of interest in accordance with Sections 2.8 and 2.9 and (iii) be stated to be payable in installments of principal in accordance with, and subject to the provisions of, Section 2.18(d).

        (d) The Borrower shall repay the principal of the Term B Loans in equal monthly installments of $78,333.33 (each such amount a "Term B Reduction Installment") on the last day of each month, commencing with the month in which the First Amendment Closing Date occurs. The aggregate amount payable to any Term Loan B Lender with respect to any Term B Reduction Installment as set forth in this Section 2.18(d) shall be determined in accordance with the provisions of
Section 2.11.

        (e) The Borrower shall give the Agent irrevocable written notice, substantially in the form of a Borrowing Notice (which notice must be received by the Agent prior to 10:00 a.m., Los Angeles time, one Business Day prior to the First Amendment Closing Date) requesting that the Term Loan B Lenders make the Term Loan B in accordance with their respective Term Loan B Commitments on the First Amendment Closing Date. Notwithstanding any term of this Agreement to the contrary, the Term B Loan shall initially be a Reference Rate Loan, subject to conversion thereafter in accordance with Section 2.6. Upon receipt of such notice the Agent shall promptly notify each Term Loan B Lender thereof on the date of receipt of such notice. Not later than 12:00 noon, Los Angeles time, on the First Amendment Closing Date each Term Loan B Lender shall make available to the Agent the amount of such Term Loan B Lender's Term Loan B Commitment in immediately available funds by wiring such amount to such account as the Agent shall specify.

        (f) Neither the Agent nor any Term Loan B Lender shall be responsible for the obligations or Term Loan B Commitment of any other Term Loan B Lender hereunder, nor will the failure of any Term Loan B Lender to comply with the terms of this Agreement relieve any other Term Loan B Lender or the Borrower of its obligations under this Agreement and the Term B Notes."

        (h) Section 3.21(b) of the Credit Agreement is amended in its entirety to read as follows:

        "(b) All proceeds of the (i) Term A Loans shall be used by the Borrower for the purposes of (x) repaying unpaid principal and interest outstanding under the Prior Agreement and (y) funding equipment purchases subject to Section 2.2(e)(iv), and (ii) Term B Loans shall be used by the Borrower for the acquisition of all of the issued and outstanding capital stock of IVC under the IVC Stock Purchase Agreement."

        (i) A new Section 3.23 is added to the Credit Agreement to read as follows:

        "3.23  Certain   Representations   and  Warranties   regarding  the  IVC
Acquisition.

        (a) The IVC Stock Purchase Agreement has been duly executed and delivered by IVC and, to the best knowledge of the Borrower, each stockholder of IVC. To the best of the Borrower's knowledge, no stockholder of IVC has defaulted with respect to, and there has not occurred any event which with the giving of notice or lapse of time would constitute a default by any such stockholder with respect to its representations, warranties or covenants in the IVC Stock Purchase Agreement. There is no default by IVC with respect to, nor has there occurred any event which with the giving of notice or lapse of time would constitute a default by IVC with respect to, its representations, warranties or covenants in the IVC Stock Purchase Agreement.

        (b) To the best of the Borrower's knowledge, (i) IVC has the corporate power and authority, and the legal right, to make, deliver and perform the IVC Stock Purchase Agreement and to consummate the IVC Acquisition under the IVC
Stock Purchase Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of the IVC Stock Purchase Agreement and the consummation of the IVC Acquisition, (ii) no material consent or authorization of, filing with or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the consummation of the IVC Acquisition, or the execution, delivery, performance, validity or enforceability of the IVC Stock Purchase Agreement except for any consent, authorization, filing or other act which has been made or obtained and is in full force and effect and (iii) the IVC Stock Purchase Agreement constitutes the legal, valid and binding obligation of IVC, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). The execution, delivery and performance of the IVC Stock Purchase Agreement and the consummation of the IVC Acquisition will not violate in any material respect any Requirement of Law or Contractual Obligation of the Borrower or any Subsidiary, and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any such Requirement of Law or Contractual Obligation, except pursuant to the Loan Documents. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of any Borrower, threatened by or against the Borrower or any Subsidiary or against any of its or their properties or revenues with respect to the IVC Acquisition."

        (j) Section 5.14 is amended to add the following proviso to the end thereof: "provided, further that the Borrower shall not be obligated to deliver a Landlord Consent with respect to its premises located at 10741 Sherman Way, Unit 4, Sun Valley, California."

        (k) Section 7(i) is amended to add the following proviso to the end thereof: "provided that, with respect to the dispute surrounding the Alliance Atlantis Warrant, a judgment against the Borrower permitting Alliance Atlantis to retain and exercise such Warrant and/or permitting Alliance Atlantis to retain the $300,000 deposit previously transferred by the Borrower to Atlantis Alliance, shall not be deemed an Event of Default under this Section 7(i)."

        (l) Section 9.5 is amended as follows: (i) the words "and each Lender" in clause (a) are hereby deleted and (ii) the words "each Lender and" in clause
(c) are hereby deleted.

        (m) The two lines below UBOC's signature block to the Credit Agreement are restated in their entirety to read as follows:

                  "Revolving Loan Commitment: $5,555,555.56
                   Term Loan A Commitment: $4,444,444.44
                   Term Loan B Commitment: $4,700,000.00".

        (n) The two lines below U.S. Bank's signature block to the Credit Agreement are restated in their entirety to read as follows:

                  "Revolving Loan Commitment: $4,444,444.44
                   Term Loan A Commitment: $3,555,555.56
                   Term Loan B Commitment: $0".

        (o) A new Exhibit A-3 is added to the Credit Agreement, in the form of Exhibit A-3 attached hereto.

        (p) The Schedules attached to the Credit Agreement shall be deemed to be replaced by the Schedules delivered therefor pursuant to Section 2 of this Amendment.

        SECTION 2. Conditions Precedent. This Amendment shall become effective as of the date first set forth above upon receipt by the Agent of the following, in each case in form and substance reasonably satisfactory to the Agent:

        (a) this Amendment, duly executed by the Borrower, the Lenders and the Agent;

        (b) a Term B Note, duly executed by the Borrower in favor of UBOC;

        (c) such amendments to the other Loan Documents as may be appropriate to reflect the amendments effected by this Amendment, including replacement Schedules to the Credit Agreement, as appropriate;

        (d) a Guarantee, duly executed by IVC in favor of the Agent;

        (e) a Guarantor Security Agreement, duly executed by IVC in favor of the Agent;

        (f) with respect to IVC, the documents and certificates contemplated by Sections 4.1(c) and (d) of the Credit Agreement;

        (g) such UCC and Patent & Trademark Office searches, and other Lien searches, as the Agent shall request;

        (h) original stock  certificates  representing all outstanding shares of
stock  of  IVC,   together  with  an  undated  stock  power  for  each  of  such certificates, duly executed in blank by an authorized officer of the Borrower;

        (i) evidence that all Liens (other than those permitted by Section 6.3) encumbering the assets acquired in connection with the IVC Acquisition have been terminated and evidence of IVC's payoff of its secured debt owed to Citibank
(West) and termination of all Liens and security documents related thereto, including, but not limited to, (i) California UCC-1 filing #0115060603 made by Citibank (West) against IVC's personal property assets, (ii) each Landlord Consent and (iii) each Control Agreement;

        (j) evidence of property and liability insurance covering IVC and the assets acquired pursuant to the IVC Acquisition;

        (k) with respect to each deposit or securities account maintained by IVC on the First Amendment Closing Date with an institution other than the Agent, either a Control Agreement, or evidence reasonably satisfactory to the Agent indicating that such account has been closed;

        (l) a Landlord Consent with respect to all leased property acquired in connection with the IVC Acquisition;

        (m) evidence that the IVC Acquisition shall have been consummated in accordance with the IVC Stock Purchase Agreement, including a copy of the IVC Stock Purchase Agreement, certified as true and correct and in full force and effect by a Responsible Officer of the Borrower;

        (n) evidence that IVC has positive pro forma EBITDA during the twelve month period immediately prior to the closing of the IVC Acquisition, as contemplated by clause (a) of the definition of "Permitted Acquisition," certified by a Responsible Officer of the Borrower as true and correct;

        (o) a Covenant Compliance Certificate as of the First Amendment Closing Date showing the Borrower's compliance with covenants both prior to the IVC Acquisition and on a pro forma basis assuming consummation of such Acquisition, neither of which indicate a Default;

        (p) the Micor Media appraisal of IVC, which shall be in form and substance satisfactory to the Agent;

        (q) the executed legal opinion of Troy & Gould Professional Corporation, counsel to the Borrower and IVC, in form and substance reasonably satisfactory to the Agent;

        (r) receipt by the Agent, for the pro rata benefit of the Term Loan B Lenders, of a fee in immediately available funds in an amount of 0.25% of the Aggregate Term Loan B Commitment (which shall be deemed earned in full on the First Amendment Closing Date);

        (s) payment of the Agent's fees, costs and expenses, including legal fees and reimbursement of due diligence expenses, owing pursuant to Section 9.5; and

        (t) such other approvals, opinions, evidence and documents as any Lender, through the Agent, may reasonably request; and the Agent's reasonable satisfaction as to all legal matters incident to this Amendment.

        SECTION 3. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

        (a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement," "thereunder," "thereof," "therein" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended hereby.

        (b) Except as specifically amended herein, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

        (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement or any other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Documents.

        SECTION 4. Representations and Warranties. The Borrower represents and warrants, for the benefit of the Lenders and the Agent, as follows: (i) it has all requisite power and authority under applicable law and under its charter documents to execute, deliver and perform this Amendment, and to perform the Credit Agreement as amended hereby; (ii) all actions, authorizations and consents (corporate, regulatory and otherwise) required for it to execute, deliver and perform this Amendment, and to perform the Credit Agreement as amended hereby, have been taken and/or received; (iii) this Amendment, and the Credit Agreement, as amended by this Amendment, constitute the legal, valid and binding obligation of it enforceable against it in accordance with the terms hereof, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); (iv) the execution, delivery and performance of this Amendment, and the performance of the Credit Agreement, as amended hereby, will not (a) violate or contravene any Requirement of Law, (b) result in any material breach or violation of, or constitute a material default under, any agreement or instrument by which it or any of its property may be bound, or (c) result in or require the creation of any Lien upon or with respect to any of its properties, whether such properties are now owned or hereafter acquired, except pursuant to the Loan Documents; (v) the representations and warranties contained in the Credit Agreement and the other Loan Documents are correct in all material respects on and as of the date of this Amendment, before and after giving effect to the same, as though made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date; and (vi) no Default has occurred and is continuing.

        SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

        SECTION 6. Governing Law. This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of California (without reference to its choice of law rules).

                                     * * * *

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                          POINT.360, a California corporation


                                          By:  /s/ Alan R. Steel
                                               ---------------------------------
                                          Name:    Alan R. Steel
                                                 -------------------------------
                                          Title:   Chief Financial Officer
                                                  ------------------------------


                                          UNION BANK OF CALIFORNIA, N.A.,
                                          as Agent and as a Lender


                                          By:  /s/ Gina West
                                               ---------------------------------
                                          Name:    Gina West
                                                 -------------------------------
                                          Title:   Vice President
                                                  ------------------------------


                                          U.S. BANK NATIONAL ASSOCIATION,
                                          as a Lender


                                          By:  /s/ Gregory A. Weinberg
                                               ---------------------------------
                                          Name:    Gregory A. Weinberg
                                                 -------------------------------
                                          Title:   Vice President
                                                  ------------------------------

                                                                     EXHIBIT A-3


                               FORM OF TERM B NOTE


$____________                                     Dated as of ___________, _____


        FOR VALUE RECEIVED, the undersigned, POINT.360 (the "Borrower"), hereby unconditionally promises to pay to the order of __________________________ (the "Lender"), in lawful money of the United States and in immediately available funds, the aggregate unpaid principal amount of all Term B Loans made by the Lender to the undersigned pursuant to Section 2.18 of the Credit Agreement (as hereinafter defined), in installments and in amounts in accordance with, and subject to, the provisions of Section 2.18(d) of the Credit Agreement. Such payment shall be made for the account of the Lender at the office of Union Bank of California, N.A. located at 445 South Figueroa Street, 10th Floor, Los Angeles, California 90071 or at such other office as the holder of this Term B Note may notify the undersigned and as agreed to by Union Bank of California, N.A. The undersigned further agrees to pay interest in like money at such office or such other office on the unpaid principal amount hereof from time to time at the rates per annum and on the dates specified in Sections 2.8 and 2.9 of the Credit Agreement until paid in full (both before and after judgment to the extent permitted by law).

        This Term B Note is one of the Term B Notes referred to in that certain Credit Agreement dated as of March 12, 2004 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the undersigned, the Lender, the other Lenders parties thereto and Union Bank of California, N.A., as Agent, is entitled to the benefits thereof and of the other Loan Documents and is subject to optional and mandatory prepayment in whole or in part as provided therein. Reference is hereby made to the Credit Agreement for a more complete statement of the terms and conditions under which the Term B Loans evidenced hereby are made and are to be repaid. Capitalized terms used herein which are defined in the Credit Agreement shall have such meanings unless otherwise defined herein or unless the context otherwise requires.

        Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Term B Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

        THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.


        IN WITNESS WHEREOF, the party hereto has caused this Term B Note to be duly executed and delivered by its proper and duly authorized officer as of the day and year first above written.

                                        BORROWER

                                        POINT.360, a California corporation


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                  Schedule 3.7
                           Subsidiaries and Affiliates


Global Medical Solutions, Ltd., including its Subsidiaries, is an Affiliate of the Borrower.

International Video Conversions, Inc., is a Subsidiary of the Borrower.